UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2020

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard,	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Floating Rate Notes due 2020	SYK20A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s Annual Meeting of Shareholders held on May 5, 2020, shareholders voted on four proposals and cast their votes as follows:

1)	All ten directors were elected to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified based upon the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Mary K. Brainerd	299,705,833	2,852,683	367,796	32,384,299
Srikant M. Datar, Ph.D.	294,307,393	8,238,305	380,614	32,384,299
Roch Doliveux, DVM	296,424,087	6,103,454	398,771	32,384,299
Allan C. Golston	299,726,726	2,820,670	378,916	32,384,299
Kevin A. Lobo	292,408,578	9,469,507	1,048,227	32,384,299
Sherilyn S. McCoy	298,309,084	3,719,999	897,229	32,384,299
Andrew K. Silvernail	297,334,393	5,181,390	410,529	32,384,299
Lisa M. Skeete Tatum	302,167,056	334,041	425,215	32,384,299
Ronda E. Stryker	298,242,665	4,367,519	316,128	32,384,299
Rajeev Suri	299,621,677	2,897,931	406,704	32,384,299

2)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020 was ratified based upon the following votes:

Shares
For	Against	Abstain
317,927,522	16,781,689	601,400

3)	The advisory vote on the resolution relating to compensation of our named executive officers was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
282,716,280	19,530,770	679,262	32,384,299

4)	The shareholder proposal related to non-management employee representation on the Company’s Board of Directors was not approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
18,690,522	282,881,453	1,354,337	32,384,299

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	May 11, 2020	/s/ DEAN H. BERGY
Dean H. Bergy
Vice President, Corporate Secretary